PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2025	2024
Office, equipment and facilities	$7,064	$6,440
Internal use software	3,529	3,396
Vehicles	2,231	2,127
Leasehold improvements	2,991	2,596
Total cost of property and equipment	15,815	14,559
Less: accumulated depreciation and amortization	11,058	9,893
Total property and equipment, net	$4,757	$4,666